SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: March 15, 1999
                        (Date of earliest event reported)


                      Bion Environmental Technologies, Inc.
              (Exact Name of Registrant as Specified in its Charter




   Colorado                 0-19333               84-1176672
  (State of               (Commission          (I.R.S. Employer
Incorporation)             File No.)         Identification No.)





               555 17th Street, Suite 3310, Denver, Colorado 80202
              (Address and Zip Code of Principal Executive Offices)






Registrant's telephone number including area code: (303) 294-0750



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ITEM 5.    OTHER EVENTS.

1. Bion Environmental Technologies, Inc. ("Bion" or the "Company") added another swine nutrient management system (Bion NMS(TM)) to its operations. Eason Farms in North Carolina began stocking its hog houses on March 29, 1999. The Bion NMS started operations with the introduction of hogs. The Eason Farm is designed to hold over 3,900 finishing hogs, having the potential to produce more than 3,240 cubic yards of BionSoil(TM) per year. The Eason Farm system is the fourth operational swine system in North Carolina. Bion has two additional North Carolina hog systems in the permitting and construction phases, which will soon be in operations.

2. The Company recently expanded its West Coast sales operations. On March 29, 1999, the Company hired Dennis Hannaford as the Company's Western Regional Sales Manager. Mr. Hannaford has over 20 years experience in farm management and irrigation system sales in the western United States. Mr. Hannaford will be responsible for Bion NMS sales and marketing in California, Oregon, Washington, Arizona, Nevada, and Idaho. In addition, Lynn Altomare joined the Company as Bion's Northwest District Sales Manager and will be responsible for managing the Oregon, Washington, and Idaho markets. Mr. Altomare's position will report to Dennis Hannaford in Bion's California office.

3. On April 30, 1999, the Company signed a contract for the design, installation oversight, and operation of a Bion NMS(TM) animal waste treatment system for Plato Brook Farms, L.L.C. in Wyoming County, New York. Plato Brook Farms is a 1,600-cow dairy where the Bion NMS will biologically treat the waste generated in the dairy's freestall barns and milking parlor and convert them into BionSoil for sale in the Western New York market. The Plato Brook Farm has the potential to produce 16,000 cubic yards of BionSoil per year.

4. Bion signed a revised contract with Circle Four Farms in Utah on April 16, 1999. The revised contract resulted from an ownership change at Circle Four, where Murphy Family Farms, Inc. sold its interest to Smithfield Foods, Inc. The Circle Four Farm unit will house a minimum of 40,000 finishing hogs. The Bion systems at Circle Four are designed to treat the hog waste stream and convert the solids and nutrients into BionSoil. The systems are projected to be operational by mid May. These systems have the potential to produce more than 35,000 cubic yards of BionSoil per year.

5. Bion signed a contract with Jack Wynn & Co., Inc., a business and financial publicity news placement company in Washington, DC. The publicist was hired to place credible, newsworthy feature news stories about Bion in national, regional, local business investment, and trade media outlets.

6. On April 21, 1999, the Company reached an agreement with The Augustine Equity Fund, Inc. ("Augustine") for Augustine to provide certain marketing and promotional services to Bion valued at of $375,000.


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7. a)The Company received private placement investments from LoTayLingKyur, Inc.
   ("LTLK") in the amount of $412,750 during the period between November 6, 1998 to February 28, 1999. LTLK purchased 127,002 shares of restricted and legended common stock and 254,004 "Z" warrants in return for the above investments. b) The Company signed a promissory note (the "Note") to LTLK on March 15, 1999. The Note provides that the entire outstanding balance will be due and payable on December 31, 1999. Interest is to be accrued at the rate of 1% per month on the outstanding balance and will be added to the unpaid balance. Prepayment of any amount of the outstanding principal by the Company requires the written permission of LTLK. At the option of LTLK, the entire outstanding balance may be converted into restricted and legended common stock of BION at $2.50 per share prior to payment by the Company of the outstanding principal and interest. As additional consideration for making this loan available to the Company, LTLK will be issued one Z Warrant authorizing LTLK to purchase one (1) share of the restricted and legended common stock of BION at a purchase price of $15.00 per share exercisable for a 24 month period commencing on January 1, 2000 for each $1.25 of principal amount of the Note. (No warrants will be issued for interest accumulated on the principal amounts of the Note). A total of $163,000 of principal was advanced to Bion by LTLK on this note. A copy of the Note is attached to this Report as Exhibit 10.1. c) Additionally, on April 15, 1999, the Company signed another note with LTLK ("Second Note"), which has identical terms to the Note except that the conversion (if any) to common stock of the Company will be at $2.00 per share, and one Warrant will be issued for each $1.00 of principal of the Second Note. As of May, 1999, a total of $583,000 of principal had been advanced to Bion by LTLK on this Second Note. A copy of the Second Note is attached to this Report as Exhibit 10.2.

8. On April 30, 1999, the Company issued awards to fifteen employees under the Company's fiscal Year 1994 Incentive Plan. The awards are as follows: 58,371 options with an exercise price of $4.00 per share, 47,121 with an exercise price of $8.00 per share, and 83,004 options with an exercise price of $15.00 per share. One-third of each class of options will vest twelve, twenty four, and thirty six months from issuance and will expire on December 31, 2002. The Company also issued warrants to the above fifteen employees to purchase legended and restricted stock as follows: 58,371 warrants with an exercise price of $4.00 per share, 47,121 warrants with an exercise price of $8.00 per share, and 83,004 warrants with an exercise price of $15.00 per share. One-third of each class will vest on April 30, 2000, one-third on April 30, 2001 and one-third on April 30, 2002. All of the warrants will expire on December 31, 2002.

9. On April 30, 1999, the Company issued the following options and warrants to the Company's Chief Financial Officer: 20,001 options with an exercise price of $4.00 per share; 9,999 options with an exercise price of $8.00 per share; 9,999 options with exercise price of $15.00; 20,001 warrants with an exercise price of $4.00 per share; 9,999 warrants with an exercise price of $8.00 per share; and 9,999 warrants with an exercise price of $15.00 per share for legended and restricted common stock. The options and warrants will vest one-third on April 30, 2000, one-third on April 30, 2001, and one-third on April 30, 2002. All will expire on December 31, 2002.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          BION ENVIRONMENTAL TECHNOLOGIES, INC.

Date: May 9, 1999              By:  /s/ M. Duane Stutzman
                                   -----------------------------
                                    M. Duane Stutzman, Chief
                                    Financial Officer






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                                INDEX TO EXHIBITS

Financial Statements and Exhibits.

Exhibit 10.1 Form of Promissory Note (the "Note") between Bion Environmental Technologies, Inc. and LoTayLingKyur, Inc.



Exhibit 10.2    Form of  Second  Promissory  Note (the  "Second  Note")
                between  Bion  Environmental  Technologies,   Inc.  and
                LoTayLingKyur, Inc.